UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): February 21, 2007

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14301 North 87th Street, Suite 216
Scottsdale, Arizona 85260
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(Address of principal executive offices) (Zip Code)

(480) 607-7093
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sale of Equity Securities

On February 21, 2007, El Capitan Precious Metals, Inc. (the “Company”) issued Whitebox Intermarket Partners, L.P. (“Whitebox”) an aggregate of 900,000 shares of the Company’s common stock, par value $.001 per share, in conversion of, at a conversion price of $0.50 per share, the remaining $450,000 of principal balance owed pursuant to a Secured Convertible Promissory Note in the principal face amount of $750,000 originally issued to Whitebox on October 28, 2005. The conversion was completed in accordance with the terms and conditions of the Secured Convertible Promissory Note. For this issuance, the Company relied on the exemption from federal registration under Sections 3(a)(9) of the Securities Act of 1933. The Company did not pay commission or other remuneration with respect to such exchange of securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: February 27, 2007	By:	/s/ Stephen J. Antol
Stephen J. Antol
Chief Financial Officer